Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	6728	46.98%
Delinquency, No Missing Data	7579	52.93%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	13	0.09%
Total	14320	100.00%